Supplement to Spinnaker Plus Prospectus
                  dated December 1, 2004 as supplemented


                  Supplement dated November 12, 2010

DWS Variable Series I:  DWS Balanced VIP
Effective August 1, 2010, QS Investors, LLC ("QS Investors") was appointed to serve as investment sub-advisor to the DWS Balanced VIP portfolio pursuant to a sub-advisory agreement between Deutsche Investment Management Americas Inc. and QS Investors.